             Warrant to Purchase up to ______ Shares of Common Stock

                                       of

                          Universal Display Corporation


                            PLACEMENT AGENT'S WARRANT



                             Dated: August ___, 2003



         This certifies that SG COWEN SECURITIES CORPORATION (herein sometimes called the "Placement Agent") or its permitted transferee (the Placement Agent or any such transferee is sometimes herein called the "Holder") is entitled to purchase from UNIVERSAL DISPLAY CORPORATION, a Pennsylvania corporation (the "Company"), at the price and during the period as hereinafter specified, up to __________ shares (the "Shares") (equal to two and one-half percent (2.5%) of the number of shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") sold pursuant to the purchase agreements in the form included as Exhibit A to the Placement Agent Agreement (defined below)) at a purchase price of $_____ per share (equal to the price to the public of the Common Stock in the Offering (as defined in the Placement Agent Agreement), subject to adjustment as described below (as so adjusted from time to time, the "Exercise Price")), at any time during the four-(4) year period commencing one
(1) year from the Closing Date (as defined in the Placement Agent Agreement).

         This Placement Agent's Warrant (the "Placement Agent's Warrant") is issued pursuant to a Placement Agent Agreement between the Company and SG Cowen Securities Corporation, as Placement Agent, in connection with a public offering, through the best commercially practicable efforts of the Placement Agent, of up to __________ shares of Common Stock as therein described (the "Placement Agent Agreement"). All capitalized terms used herein and not otherwise defined, shall have the meanings ascribed to such terms in the Placement Agent Agreement.

         1. Exercise. The rights represented by the Placement Agent's Warrant shall be exercisable at the Exercise Price, and during the periods as follows:

                  (a) During the period from the Closing Date to and through August _____, 2004 (the "First Anniversary Date"), inclusive, the Holder shall have no right to purchase any Shares hereunder.

                  (b) At any time and from time to time between, August ___, 2004 and August ____, 2008, (the expiration of five (5) years from the Closing Date, i.e. the "Expiration Date") inclusive, the Holder shall have the right to purchase such number of Shares hereunder as is determined pursuant to Section 1(c) hereof at the Exercise Price.

                  (c) After the Expiration Date, the Holder shall have no right to purchase all or any portion of the Shares hereunder.

         2. Payment for Shares; Issuance of Certificates; Net Exercise.

                  (a) The rights represented by the Placement Agent's Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of the Placement Agent's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Section 6 and subsections (b), (c) and (d) of Section 7 hereof. The Placement Agent's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Placement Agent's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for the Shares shall be issuable upon such exercise shall become the holder or holders of record of such Shares at that time and date. The Shares and the certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Placement Agent's Warrant shall have been so exercised.

                  (b) Notwithstanding anything to the contrary contained in
Section 2(a), the Holder may elect to exercise this Placement Agent's Warrant in whole or in part on a "cashless exercise basis" by receiving Shares equal to the value (as determined below) of this Placement Agent's Warrant, or any part hereof, upon surrender of the Placement Agent's Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                         A

         Where:            X =  the number of Shares to be issued to the Holder;

                           Y = the number of Shares issuable upon exercise of this Placement Agent's Warrant or, if only a portion of this Placement Agent's Warrant is being exercised, the portion of this Placement Agent's Warrant being canceled (at the date of such calculation);

                           A = the fair market value of one share of Common Stock (at the date of such calculation);

                           B = the Exercise Price (as adjusted to the date of such calculation).

For the purpose of any computation under this Subsection 2(b), the fair market value per share of Common Stock at any date shall be deemed to be the closing price of the Common Stock on the Trading Day immediately preceding the date as of which the fair market value is being determined, provided that if the Common Stock is not then listed on any market or exchange, then the fair market value shall be the average of the closing bid prices for the Common Stock on the OTC Bulletin Board, or, if such is not available, the Pink Sheets LLC (formerly the National Quotation Bureau), or otherwise the average of the closing bid prices for the Common Stock quoted by two market-makers of the Common Stock, or otherwise such fair market value shall be determined in good faith by the Corporation and the Holders. "Trading Day" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded (the "Principal Market") as reported by Bloomberg Financial Markets ("Bloomberg's") is open for trading. "Closing price" shall mean the last sale price for the Common Stock on the Principal Market on any particular Trading Day.

         3. Transfer. (a) The Placement Agent's Warrant shall not be sold, transferred, assigned, or hypothecated for a period of one (1) year commencing on the Closing Date, except that it may be transferred to successors of the Holder.

                  (b) Any transfer of this Placement Agent's Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) surrendering the Placement Agent's Warrant for cancellation at the office or agency of the Company referred to in Section 2 hereof, accompanied by
(x) a written instrument of transfer in form reasonably satisfactory by the Company, duly executed by the registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney-in-fact, (y) a certificate (signed by an officer of the Holder if the Holder is a corporation) stating that each transferee is a permitted transferee under this Section 3; and
(z) an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that this Placement Agent's Warrant or the Shares, as applicable, may be sold or otherwise transferred without registration under the Securities Act of 1933, as amended (the "Act").

                  Upon any transfer of this Placement Agent's Warrant or any part thereof in accordance with the first sentence of this Section 3(b), the Company shall issue, in the name or names specified by the Holder (including the Holder), a new Placement Agent's Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder at such time.

                  (c) Any attempted transfer of this Placement Agent's Warrant or any part thereof in violation of this Section 3 shall be null and void ab initio.

         4. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Shares which may be purchased hereunder will, upon issuance and delivery against payment therefor of the requisite purchase price, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the periods within which the Placement Agent's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the Placement Agent's Warrant.

         5. No Voting or Dividend Rights. The Placement Agent's Warrant shall not entitle the Holder to any voting rights or other rights, including without limitation notice of meetings of other actions or receipt of dividends, as a stockholder of the Company.

         6. Registration Rights. The Company covenants and agrees that, during the periods within which the Placement Agent's Warrant may be exercised, if the Shares underlying the Placement Agent's Warrant (the "Registrable Securities") are not otherwise registered on the Form S-3 in connection with the offering of the Common Stock that is subject to the Placement Agent Agreement, then the Holders of Placement Agent's Warrants shall have the following registration rights:

                   (a) Except as provided in Section 6(b), the Company shall advise the Holder or its permitted transferee, whether the Holder holds the Placement Agent's Warrant or has exercised the Placement Agent's Warrant and holds Shares, by written notice at least ten (10) business days prior to the filing of any new registration statement thereto under the Act, covering any equity securities of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (or other comparable form), and will, during the four (4) year period from the First Anniversary Date, upon the request of the Holder, include in any such new registration statement (the "Registration Statement") such information as may be required to permit a public offering of, all or any of the Registrable Securities.

                  (b) At any time during the four (4) year period beginning on the First Anniversary Date, a 50% Holder (as defined below) may request that the Company register under the Act any and all of the Registrable Securities held by such 50% Holder, at the Company's expense (except as provided below). Except as otherwise expressly provided herein, the holders of Registrable Securities may exercise the demand registration rights provided in this Section 6(b) only on one occasion. Upon the receipt of any such notice, the Company will use its best commercially practicable efforts to file promptly, but no later than 45 days after receipt of such notice, file a post-effective amendment to any existing registration statement or a new registration statement pursuant to the Act (such post-effective amendment or new registration statement, a "Demand Registration Statement"), so that such designated Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company shall, subject to Section 6(h), use reasonable best efforts to cause such Demand Registration Statement to become effective (including the taking of such reasonable steps as are necessary to obtain the removal of any stop order) within 120 days after the receipt of such notice, provided, that such 50% Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The 50% Holder may, at its option, request the registration of any of Registrable Securities in a registration statement made by the Company as contemplated by Section 6(a) or in connection with a request made pursuant to this Section 6(b), in either case prior to acquisition of the Shares issuable upon exercise of the Placement Agent's Warrant. Subject to Section 6(h), within ten days after receiving any such notice pursuant to this Section 6(b), the Company shall give notice to any other Holders of the Placement Agent's Warrant, advising that the Company is proceeding with such Demand Registration Statement and offering to include therein, pursuant to Section 6(a), the Shares underlying that part of the Placement Agent's Warrant held by the other Holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holders) in connection therewith as the Company shall reasonably request in writing.

                  (c) The term "50% Holder" as used in this Section 6 shall mean the Holder(s) of at least 50% of the Placement Agent's Warrant and/or the Shares underlying the Placement Agent's Warrant upon the initial issuance of the Placement Agent's Warrant, as the same may have been adjusted pursuant to
Section 8.

                  (d) For so long as the Registrable Securities included in any Registration Statement or Demand Registration Statement remain unsold, but in any event not longer than 270 days after the date of effectiveness of such Registration Statement or Demand Registration Statement (plus the number of days, if any, that such Registration Statement or Demand Registration Statement has been suspended pursuant to the provisions of Section 6(h)), the Company shall, subject to Section 6(h), (i) maintain the effectiveness of such Registration Statement or Demand Registration Statement; (ii) timely file all reports required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder; (iii) file such post-effective amendments to the Registration Statement or Demand Registration Statement as may be necessary so that the Registration Statement or Demand Registration Statement does not contain any misstatement of a material fact or omit to state any material fact required to make the statements therein not misleading; (iv) supply prospectuses and such other documents as any Holder whose Registrable Securities are included in such Registration Statement or Demand Registration Statement may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; (v) register and qualify any of the Registrable Securities for sale in such jurisdictions within the United States (x) as any such Holder designates and (y) with respect to which the Company obtained a qualification in connection with its initial public offering, provided that the nothing in this clause (v) shall require the Company to qualify to do business as a foreign corporation, submit to taxation in any jurisdiction or to file a general consent to service of process in any jurisdiction in which it is not otherwise so qualified or required to file such a consent at the time; and (vi) do any and all other acts and things which may be reasonably necessary or desirable to enable any such Holder to consummate the public sale or other disposition of the Registrable Securities included in the Registration Statement or Demand Registration Statement, all at no expense to such Holder or the Placement Agent (except as provided in the immediately following sentence). All costs and expenses in connection with any Registration Statement or Demand Registration Statement shall be borne by the Company, except that the Holder(s) shall bear the fees of their own counsel and any other advisors retained by them and any underwriting discounts or sales or other commissions applicable to any of the Registrable Securities sold by them. In connection with any Registration Statement or Demand Registration Statement, the Company shall furnish indemnification in the manner provided in Section 7 hereof, and each Holder whose Registrable Securities are included therein shall furnish information and indemnification in the manner provided in Section 7. Subject to Section 6(g), the Company shall have the right to include additional shares of Common Stock to be issued and sold by the Company in any Demand Registration Statement.

                  (e) Notwithstanding the foregoing set forth in this Section 6, the Company shall not be required to include in any Registration Statement or any Demand Registration Statement any Registrable Securities which in the opinion of counsel to the Company (which opinion is reasonably acceptable to counsel to the Placement Agent) would be saleable without restriction or limitation under the holding period requirements or volume limitations under Rule 144 (or its successor) if the Placement Agent's Warrant was exercised pursuant to Section 2(b) herein.

                  (f) If any registration pursuant to this Section 6 is in the form of an underwritten offering, the Company will select and obtain the investment banker or investment bankers and manager or managers that will administer the offering. The Company shall (together with each Holder whose Registrable Securities are included in such offering) enter into an underwriting agreement in customary form reasonably acceptable to the Company with the managing underwriter selected for such underwriting. If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, and upon such withdrawal the original request of such Holder to cause Registrable Securities to be registered shall not be deemed to constitute a request for registration pursuant to Section 6(b), provided that the withdrawal of one or more Holders shall not affect the determination of whether any request made pursuant to Section 6(b) was made by a 50% Holder, and provided further that if all Holders who have requested inclusion of their shares in a Demand Registration pursuant to Section 6(b) withdraw their Registrable Securities, then, notwithstanding anything to the contrary in this Placement Agent's Warrant, any Holders who request registration of Registrable Securities pursuant to Section 6(b) in the future shall be responsible for and pay all expenses incurred by the Company in connection with such future registration.

                  (g) (i) In the event that any registration pursuant to Section 6(a) shall be in connection with an underwritten offering, and the managing underwriter determines in good faith and advises in writing that the number of Registrable Securities to be included in such offering, together with the number of shares of Common Stock to be included in the Registration Statement by the Company or other holders of the Company's securities with the right to request inclusion in the Registration Statement, if any, exceeds the number of shares of Common Stock that it is advisable to offer and sell at such time or would interfere with the successful marketing of the Common Stock covered by the Registration Statement, then priority for including shares of Common Stock in the Registration Statement, up to the number advised by the managing underwriter, shall be allocated first, to the Company and each other person who has requested inclusion of shares of Common Stock pursuant to a "demand" registration right, pro rata in proportion to the respective number of shares of Common Stock to be included by them, and second, to the extent of any remaining capacity as advised by the managing underwriter, to the Holders requesting registration of their Registrable Securities and each other person who has requested inclusion of shares of Common Stock pursuant to a "piggyback" registration right, pro rata in proportion to the respective number of shares of Common Stock (including Registrable Securities) to be included by them. (ii) In the event that any registration pursuant to Section 6(b) shall be in connection with an underwritten offering, and the managing underwriter determines in good faith and advises in writing that the number of Registrable Securities to be included in such offering, together with the number of shares of Common Stock to be included in the Demand Registration Statement by the Company or other holders of the Company's securities with the right to request inclusion in the Demand Registration Statement, if any, exceeds the number of shares of Common Stock that it is advisable to offer and sell at such time or would interfere with the successful marketing of the Common Stock covered by the Demand Registration Statement, then priority for including shares of Common Stock in the Demand Registration Statement, up to the number advised by the managing underwriter, shall be allocated first, to the 50% Holder and each other person who has requested inclusion of shares of Common Stock pursuant to a "demand" registration right, pro rata in proportion to the respective number of shares of Common Stock to be included by them, and second, to the extent of any remaining capacity as advised by the managing underwriter, to the Company and each other person (including any Holder who is not a 50% Holder and who requests inclusion of Registrable Securities in the Demand Registration Statement pursuant to
Section 6(a)) who has requested inclusion of shares of Common Stock pursuant to a "piggyback" registration right, pro rata in proportion to the respective number of shares of Common Stock (including Registrable Securities) to be included by them.

                  (h) In any registration initiated by the Company or by any person having "demand" registration rights (other than a 50% Holder exercising such rights pursuant to Section 6(b)) in which Holders request inclusion of their Registrable Securities pursuant to Section 6(a), if at any time after giving notice of its intention to register securities and prior to the effective date of the Registration Statement the Company or such other person shall determine for any reason not to register or to delay registration of it securities, the Company may, at its election, give written notice of such determination to each Holder that has requested inclusion of Registrable Securities in the Registration Statement and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. If (i) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Act, the Company discovers that, or any event occurs as a result of which, the prospectus (including any supplement thereto) included in any Registration Statement or Demand Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) the Commission issues any stop order suspending the effectiveness of any Registration Statement or proceedings are initiated or threatened for that purpose, then the Company shall promptly deliver a written notice to such effect to each Holder whose Registrable Securities are included in such Registration Statement or Demand Registration Statement, and each such Holder shall immediately upon receipt of such notice discontinue its disposition of Registrable Securities pursuant to such Registration Statement or Demand Registration Statement until its receipt of the copies of the supplemented or amended prospectus contemplated by the immediately following sentence and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus or prospectus supplement relating to such Registrable Securities current at the time of receipt of such notice. As promptly as practicable following the event or discovery referred to in clause (i) of the immediately preceding sentence, the Company shall prepare and furnish to the Holders whose Registrable Securities are included in such Registration Statement or Demand Registration Statement a reasonable number of copies of an amendment or supplement of such prospectus so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) Notwithstanding anything to the contrary in this Section 6, if the filing or maintenance of any Registration Statement or Demand Registration Statement would require the Company to make a disclosure that would, in the judgment of the Company's Board of Directors, have a material adverse effect on the business, operations, properties, prospects or financial condition of the Company or on pending or imminent transactions, the Company shall have the right, exercisable for a period not to exceed in the aggregate 60 consecutive calendar days in any period of twelve consecutive months (the "Blackout Period") upon written notice to the Holders, to delay the filing of any Registration Statement or Demand Registration Statement or of any amendment thereto, to suspend its obligation to maintain the effectiveness of any Registration Statement or Demand Registration Statement and to suspend the use of any prospectus or prospectus supplement in connection with any Registration Statement or Demand Registration Statement. Each Holder agrees that upon receipt of any such notice from the Company, it shall immediately cease all efforts to dispose of Registrable Securities pursuant to such Registration Statement or Demand Registration Statement until such time as the Company shall notify it of the end of such restrictions or, if earlier, the expiration of the Blackout Period.

         7. Indemnification. (a) Whenever pursuant to Section 6 a Registration Statement or Demand Registration Statement relating to any Shares issued upon exercise of the Placement Agent's Warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such Registration Statement or Demand Registration Statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or Demand Registration Statement as declared effective or any final prospectus constituting a part thereof or any amendment or supplement thereto, (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Distributing Holder in connection with, or relating in any manner to, the Registration Statement or Demand Registration Statement or the offering contemplated thereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause
(iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Distributing Holder through its gross negligence or willful misconduct) and will reimburse the Distributing Holder or such controlling person or underwriter promptly upon demand for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof and provided further, that the indemnity agreement provided in this Section 7(a) with respect to any preliminary prospectus shall not inure to the benefit of any Distributing Holder, controlling person of such Distributing Holder, underwriter or controlling person of such underwriter from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact, received such preliminary prospectus, if a copy of the prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the rules and regulations of the Commission thereunder. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to each Distributing Holder.

                  (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement or Demand Registration Statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or (ii) are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement or Demand Registration Statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability, which each Distributing Holder might otherwise have and shall not limit any rights or remedies that may otherwise be available at law or in equity to the Company.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for indemnity or contribution to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party, and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld or delayed), the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action); (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party satisfactory to the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes: (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (e) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five (45) days after invoice to the indemnifying party.

                  (f) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or 7(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and the Distributing Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Distributing Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Distributing Holder agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(f): (i) each Distributing Holder shall not be required to contribute any amount in excess of the amount of proceeds received by such Holder from sale(s) of such Holder's Shares pursuant to the Registration Statement or Demand Registration Statement; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Adjustment of Exercise Price. The Exercise Price in effect at the time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) enter into any transaction whereby the outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of Shares (or other securities for which such Shares have previously been exchanged or converted) subject to this Placement Agent's Warrant shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Placement Agent's Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of Common Stock which, if this Placement Agent's Warrant had been exercised by such Holder immediately prior to such date, the Holder would have been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price hereof immediately prior to such event was $8.00 per Share and the number of Shares issuable upon exercise of this Placement Agent's Warrant was 100, the adjusted Exercise Price immediately after such event would be $4.00 per Share and the adjusted number of Shares issuable upon exercise of this Placement Agent's Warrant would be 200. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of the Placement Agent's Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this
Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (c) In the event that at any time, as a result of an adjustment made pursuant to the provisions of this Section 8, the Holder of the Placement Agent's Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of the Placement Agent's Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 8(a) above.

         9. Governing Law. This Agreement shall be governed by and in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

         10. Binding Effect on Successors. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time prior to the Expiration Date, then as a condition of such consolidation, merger or sale or conveyance, the Company shall give written notice of consolidation, merger, sale or conveyance to the Holder and, from and after the effective date of such consolidation, merger, sale or conveyance the Placement Agent's Warrant shall represent only the right to receive the consideration that would have been issuable in respect of the Shares underlying the Placement Agent's Warrant in such consolidation, merger, sale or conveyance had the Placement Agent's Warrant been exercised in full immediately prior to such effective time and the Holder shall have no further rights under this Placement Agent's Warrant other than the right to receive such consideration.

         11. Fractional Shares. No fractional shares shall be issued upon exercise of this Placement Agent's Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

         12. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         13. Headings. The headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         14. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         15. Survival. The rights and obligations of the Company, of the holder of this Warrant and of the holder of Shares issued upon exercise of this Warrant shall survive the exercise of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Placement Agent's Warrant to be signed by its duly authorized officers under its corporate seal, and this Placement Agent's Warrant to be dated August ___, 2003.



                                              UNIVERSAL DISPLAY CORPORATION



                                              By:
                                                 -------------------------------
                                                    Name:
                                                    Title:

                                  PURCHASE FORM

                  (To be signed only upon exercise of Warrant)



         The undersigned, the holder of the foregoing Placement Agent's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______________ shares of Common Stock, $0.01 par value per share (the "Shares"), of UNIVERSAL DISPLAY CORPORATION and either tenders herewith payment of the aggregate Exercise Price in respect of the Shares in full, in the amount of $_________; or

         elects pursuant to Section 2(b) of such Warrant to convert such Warrant into Common Stock on a cashless exercise basis; and

         requests that the certificates for the Shares issued in the name(s) of, and delivered to _________________, whose address(es) is (are):







         Dated:
                  --------------------------


                               By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------
                                    Address

                                  TRANSFER FORM

         (To be signed only upon transfer of Placement Agent's Warrant)



         For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase Shares represented by the foregoing Placement Agent's Warrant to the extent of __________ Shares, and appoints _________________________ attorney to transfer such rights on the books of Universal Display Corporation, with full power of substitution in the premises. The undersigned believes that each transferee is a permitted transferee under Section 3 of the Placement Agent's Warrant.



         Dated:
                  --------------------------


                               By:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------
                                    Address

In the presence of:


---------------------------